                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                              --------------------


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):September 24, 1997



                          EQCC RECEIVABLES CORPORATION
                          EQCC ASSET BACKED CORPORATION
       (Exact name of registrants as specified in governing instruments)

                                                            59-3170055
   Delaware                         333-20675               59-3170052
(State or other                 (Commission File            (IRS Employer
jurisdiction of                 Number)                     Identification Nos.)
organization)


10401 Deerwood Park Blvd., Jacksonville, Florida            32256
(Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code:(904)778-5000

                                 Not Applicable
(Former name or former address if changed since last report)




                         Exhibit Index located at Page 2

Items 1 through 4, Item 6 and Item 8 are not included because they are not applicable.

Item 5.           Other Events.

                  The consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of December 31, 1996 and December 31, 1995, and for the three year period ended December 31, 1996, included in the Current Report on Form 8-K of AMBAC Inc. (which was filed with the Securities and Exchange Commission on March 12, 1997) and the consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of June 30, 1997, and for the periods ended June 30, 1997 and June 30, 1996, included in the Quarterly Report on Form 10-Q of Ambac Financial Group for the period ended June 30, 1997 (which was filed with the Securities and Exchange Commission on August 14, 1997), are hereby incorporated by reference in this Current Report on Form 8-K and shall be deemed to be a part hereof.

Item 7.           Financial Statements and Exhibits.

                  (a)      Financial Statements - Not Applicable

                  (b)      Pro Forma Financial Information - Not Applicable

                  (c) Exhibits (executed copies) - The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

                                                                                 Sequentially
                  Exhibit                                                          Numbered
                  Number      Exhibit                                              Page
                  ------      -------                                              ----
                  10.1(d)     Securities Insurance Policy with                        004
                              respect to EQCC Home Equity Loan Trust,
                              Series 1997-3

                  23.1(d)     Consent of Independent Auditors of                      008
                              the Insurer with respect to EQCC Home
                              Equity Loan Trust, Series 1997-3

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                          EQCC RECEIVABLES CORPORATION
                          EQCC ASSET BACKED CORPORATION
                                  (Registrants)


                                        EQCC RECEIVABLES CORPORATION




September 24, 1997                      By:  /s/ Terence G. Vane, Jr.
                                             ------------------------
                                                 Terence G. Vane, Jr.
                                                 Vice President




                                        EQCC ASSET BACKED CORPORATION




September 24, 1997                      By:  /s/ Terence G. Vane, Jr.
                                             ------------------------
                                                 Terence G. Vane, Jr.
                                                 Vice President

                                EXHIBIT INDEX

                                                                                 Sequentially
                  Exhibit                                                          Numbered
                  Number      Exhibit                                              Page
                  ------      -------                                              ----
                  10.1(d)     Securities Insurance Policy with                        004
                              respect to EQCC Home Equity Loan Trust,
                              Series 1997-3

                  23.1(d)     Consent of Independent Auditors of                      008
                              the Insurer with respect to EQCC Home
                              Equity Loan Trust, Series 1997-3